7. ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Dec. 31, 2020
Asset Retirement Obligation Disclosure [Abstract]
ASSET RETIREMENT OBLIGATIONS

NOTE 7. ASSET RETIREMENT OBLIGATIONS

During 2007, the Company drilled four wells on its Peace River Property. Total future asset retirement obligations were estimated by management based on the Company’s working interest in its wells and facilities, estimated costs to remediate, reclaim and abandon the wells and facilities and the estimated timing of the costs to be incurred in future periods. The Company has estimated the net present value of its total asset retirement obligations to be approximately $197,904 at December 31, 2020, based on an undiscounted total future liability of $225,229 (CDN$293,000). These payments are expected to be incurred between 2021 and 2030. The Company used a credit adjusted discount rate of 10% per annum and an inflation rate of 2% to calculate the present value of the asset retirement obligation. Accretion expense of $12,669, $13,951 and $9,381 for the years ended December 31, 2020, 2019 and 2018, respectively, has been recorded in the Statements of Operations and Comprehensive Income (Loss). However, the Company is currently in the process of carrying out abandonment and remediation of its wells through the federally funded Site Rehabilitation Program. As a result, the actual Asset Retirement Obligation costs on these wells could be substantially lower than its current value but the actual amount cannot be reasonably estimated at this time.